This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee. Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete.


                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                         EASTERN DISTRICT OF WISCONSIN

FV Steel & Wire Company ("FVSW")                 Case No:  04-22421-SVK
Keystone Consolidated Industries, Inc. ("KCI")             04-22422-SVK
DeSoto Environmental Management, Inc. ("DEMI")             04-22423-SVK
J.L. Prescott Company ("JLP")                              04-22424-SVK
Sherman Wire Company ("SWC")                               04-22425-SVK
Sherman Wire of Caldwell, Inc.("SWCI")                     04-22426-SVK



                            FOR MONTH OF JULY, 2004.


                              I. FINANCIAL SUMMARY

                        CASH RECEIPTS AND DISBURSEMENTS
                        -------------------------------

                                   FVSW      KCI        DEMI      JLP      SWC      SWCI    Total
                                   ----      ---        ----      ---      ---      ----    -----
A.  CASH ON HAND START OF MONTH      $0  $7,177,739      $0        $0  ($14,784) ($4,000) $7,158,955
                                  -------------------------------------------------------------------
B.  RECEIPTS                          0  72,867,996       0         0    16,108    4,000  72,888,104
C.  DISBURSEMENTS                     0  72,288,448       0         0    24,468    3,000  72,315,916
                                  -------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)      0     579,548       0         0    (8,360)   1,000     572,188
                                  -------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH        $0  $7,757,287      $0        $0  ($23,144) ($3,000) $7,731,143
                                  ===================================================================

Note 1 - KCI Cash On Hand At End of Month includes $7,892,490 of cash held in escrow for PSC Metals, Inc. pending resolution of disputed ferrous scrap ownership. (See U.S. Bank - Portland, Oregon accounts # 15365681004 and # 436000100).
Note 2 - KCI Receipts and Disbursement exclude transfers between KCI cash accounts of $67,501,574.


                            PROFIT AND LOSS STATEMENT
                            -------------------------
                                  ACCRUAL BASIS
                                  -------------

                                                                                                  Sub        Elimin-
                                       FVSW      KCI       DEMI     JLP       SWC       SWCI     Total       ations        Total
                                       ----      ---       ----     ---       ---       ----     -----       ------        -----
A   NET SALES                             $0 $45,370,354      $0       $0 $1,780,738       $0 $47,151,092 ($1,978,214) $45,172,878
B.  COST OF SALES                          0  30,830,954       0        0  1,325,230        0  32,156,184  (1,978,214)  30,177,970
                                      ---------------------------------------------------------------------------------------------
C.  GROSS PROFIT                           0  14,539,400       0        0    455,508        0  14,994,908           0   14,994,908
D.  TOTAL OPERATING EXPENSES           4,410   6,553,996       0   60,000    430,293   22,639   7,071,338    (233,107)   6,838,231
                                      ---------------------------------------------------------------------------------------------
E.  NET INCOME (LOSS) FROM OPERATION  (4,410)  7,985,404       0  (60,000)    25,215  (22,639)  7,923,570     233,107    8,156,677
F.  NON-OPERATING, NON-RECURRING
       REVENUE (EXPENSES)              7,000    (670,054) 60,000        0    (60,333)       0    (663,387)   (233,107)    (896,494)
                                      ---------------------------------------------------------------------------------------------
H.  NET INCOME (LOSS)                 $2,590  $7,315,350 $60,000 ($60,000)  ($35,118)($22,639) $7,260,183          $0   $7,260,183
                                      =============================================================================================

                   II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)

                                                                                                  Sub        Elimin-
                                       FVSW      KCI       DEMI     JLP       SWC       SWCI     Total       ations        Total
                                       ----      ---       ----     ---       ---       ----     -----       ------        -----
A.  Related to Business Operations:
    ------------------------------
    Total Revenue (Sales)                    $45,370,354                  $1,780,738          $47,151,092 ($1,978,214) $45,172,878
                                      ---------------------------------------------------------------------------------------------
    Less:  Cost of Goods Sold:
      Beginning Inventory at Cost             41,816,830                   2,299,536           44,116,366               44,116,366
      Add: Purchases                          31,414,979                   1,369,728           32,784,707  (1,978,214)  30,806,493
      Less:  Ending Inventory at Cost         42,400,855                   2,344,034           44,744,889               44,744,889
                                      ---------------------------------------------------------------------------------------------
    Cost of Good Sold                      0  30,830,954       0        0  1,325,230     0     32,156,184  (1,978,214)  30,177,970
                                      ---------------------------------------------------------------------------------------------

    Gross Profit                           0  14,539,400       0        0    455,508     0     14,994,908           0   14,994,908
                                      ---------------------------------------------------------------------------------------------

    Less:  Operating Expenses:
      Officer Compensation                        40,577                                           40,577                   40,577
      Salaries and Wages
        - Other Employees                      1,372,689                     105,374            1,478,063                1,478,063
      Employee Benefits and Pensions     105   1,627,829                      32,514   12,125   1,672,573                1,672,573
      Payroll Taxes                              115,846                      17,730              133,576                  133,576
      Real Estate Taxes                           15,288                      13,090     (240)     28,138                   28,138
      Federal and State Income Taxes                   0                                                0                        0
      Rent and Lease Expense                      75,946                       3,296      549      79,791                   79,791
      Interest Expense                           573,402           60,000                         633,402    (219,522)     413,880
      Insurance                                  229,392                      15,912              245,304                  245,304
      Automobile Expense                               0                          46                   46                       46
      Utilities                                  185,214                       9,518      971     195,703                  195,703
      Depreciation and Amortization    4,305   1,098,936                     111,982    7,394   1,222,617                1,222,617
      Repairs and Maintenance                    160,672                       9,579      350     170,601                  170,601
      Advertising                                133,413                                          133,413                  133,413
      Supplies, Office Expense
        and Photocopies                          113,584                       6,330              119,914                  119,914
      Bad Debts                                        0                                                0                        0
      Miscellaneous                        0     811,208       0        0    104,922    1,490     917,620     (13,585)     904,035
                                      ---------------------------------------------------------------------------------------------
    Total Operating Expenses           4,410   6,553,996       0   60,000    430,293   22,639   7,071,338    (233,107)   6,838,231
                                      ---------------------------------------------------------------------------------------------

    Net Income (Loss)
      From Operation                  (4,410)  7,985,404       0  (60,000)    25,215  (22,639)  7,923,570     233,107    8,156,677
                                      ---------------------------------------------------------------------------------------------

B.  Not Related to Business Operations:
    ----------------------------------
    Revenue:
      Interest Income                             17,009  60,000             159,522              236,531    (219,522)      17,009
      Net Gain (Loss) on Sale of Assets                                                                0                        0
      Other                            7,000      53,142       0         0         0        0      60,142     (13,585)      46,557
                                      ---------------------------------------------------------------------------------------------
    Total Non-Operating Revenue        7,000      70,151  60,000         0   159,522        0     296,673    (233,107)      63,566
                                      ---------------------------------------------------------------------------------------------

    Expenses:
      Legal and Professional Fees          0     740,205       0         0   219,855        0     960,060           0      960,060
      Other                                0           0       0         0         0        0           0           0            0
                                      ---------------------------------------------------------------------------------------------
    Total Non-Operating Expenses           0     740,205       0         0   219,855        0     960,060           0      960,060
                                      ---------------------------------------------------------------------------------------------

    Net Income (Loss) For Period      $2,590  $7,315,350 $60,000 ($60,000)  ($35,118)($22,639) $7,260,183          $0   $7,260,183
                                      =============================================================================================

Note 1 - Beginning and ending inventory balances shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.
Note 2 - Interest income at DEMI and SWC is based on the balance of intercompany receivables.

                                IV. BALANCE SHEET

                                                                                                  Sub        Elimin-
                        FVSW         KCI         DEMI        JLP        SWC          SWCI        Total       ations       Total
                        ----         ---         ----        ---        ---          ----        -----       ------       -----
   ASSETS
   ------
Current
-------
 Cash                             $7,757,287                            ($23,144)   ($3,000)   $7,731,143                $7,731,143
 Inventory               53,582   25,380,274                           2,539,224               27,973,080                27,973,080
 Accounts
   Receivable                     38,603,191                             763,399               39,366,590                39,366,590
 Prepaid Expenses                  1,747,343                             110,058      1,264     1,858,665                 1,858,665
 Other - Exhibit E       75,844    2,051,119  14,909,793           0     340,151          0    17,376,907  (15,220,152)   2,156,755
                     --------------------------------------------------------------------------------------------------------------
   Total Current
    Assets              129,426   75,539,214  14,909,793           0   3,729,688     (1,736)   94,306,385  (15,220,152)  79,086,233
                     --------------------------------------------------------------------------------------------------------------

Fixed
-----
 Property and
   Equipment          1,175,330  323,415,515                          21,595,221  2,829,738   349,015,804               349,015,804
 Accumulated
   Depreciation        (718,681)(239,135,847)                        (16,648,135)(2,336,115) (258,838,778)             (258,838,778)
                     --------------------------------------------------------------------------------------------------------------
   Total Fixed
    Assets              456,649   84,279,668           0           0   4,947,086    493,623    90,177,026       0        90,177,026
                     --------------------------------------------------------------------------------------------------------------

Other
-----
 Restricted
   Investments                     5,634,134                             382,365                6,016,499                 6,016,499
 Prepaid Pension
   Asset                         132,408,633                                                  132,408,633               132,408,633
 Deferred Financing
   Costs                           1,482,208                                                    1,482,208                 1,482,208
 Goodwill                            751,508                                                      751,508                   751,508
 Other - Exhibit F      115,000   39,623,719           0           0   2,246,871          0    41,985,590  (41,173,674)     811,916
                     --------------------------------------------------------------------------------------------------------------
   Total Other
    Assets              115,000  179,900,202           0           0   2,629,236          0   182,644,438  (41,173,674) 141,470,764
                     --------------------------------------------------------------------------------------------------------------
   Total Assets        $701,075 $339,719,084 $14,909,793          $0 $11,306,010   $491,887  $367,127,849 ($56,393,826)$310,734,023
                     ===============================================================================================================

                                IV. BALANCE SHEET (con't)

                                                                                                  Sub        Elimin-
                        FVSW         KCI         DEMI        JLP        SWC          SWCI        Total       ations       Total
                        ----         ---         ----        ---        ---          ----        -----       ------       -----
   LIABILITIES
   -----------
Current
-------
 Pre-Petition
  Accounts Payable                19,217,991                             993,205     54,503    20,265,699                20,265,699
 Post-Petition
  Accounts Payable                10,566,856                              91,583      1,599    10,660,038                10,660,038
 Pre-Petition
  Accounts Payable-
  Affiliates         (2,649,073)  90,305,714   5,774,107  15,552,291 (89,758,156)(1,459,080)   17,765,803  (14,904,350)   2,861,453
 Post-Petition
  Accounts Payable-
  Affiliates           (107,806)  (1,286,046)     98,459     228,875     204,392   (148,524)   (1,010,650)    (315,802)  (1,326,452)
 Pre-Petition
  Accrued Expenses-
  Exhibit G               3,183   19,681,526      35,632     (36,000)  6,668,380     64,082    26,416,803            0   26,416,803
 Post-Petition
  Accrued Expenses-
  Exhibit H                   0   11,822,591           0           0     242,820     (1,134)   12,064,277            0   12,064,277
 Post-Petition
  Accrued
  Professional
  Fees                             2,859,530                               2,100                2,861,630                 2,861,630
 Post-Petition
   Accrued
   Other Taxes-
   Exhibit M                  0      (36,126)          0           0      42,345      1,881         8,100            0        8,100
 Pre-Petition Notes
   Payable and
   Current                                                                                              0                         0
   Maturities of
   Long Term Debt                 28,149,055                              20,290               28,169,345                28,169,345
 Post-Petition Notes
   Payable and
   Current                                                                                              0                         0
   Maturities of
   Long Term Debt                 28,733,454                             (15,743)              28,717,711                28,717,711
 Accrued OPEB Cost                11,441,001                 155,000     297,662               11,893,663                11,893,663
 Income Taxes Payable                                                                                   0                         0
 Pre-petition
   accrued pref.
   Stock dividends                11,845,805                                                   11,845,805                11,845,805
 Post petition
   accrued pref.
   Stock dividends                 3,064,548                                                    3,064,548                 3,064,548
                     --------------------------------------------------------------------------------------------------------------
   Total Current
    Liabilities      (2,753,696) 236,365,899   5,908,198  15,900,166 (81,211,122)(1,486,673)  172,722,772  (15,220,152) 157,502,620
                     --------------------------------------------------------------------------------------------------------------

                                IV. BALANCE SHEET (con't)

                                                                                                  Sub        Elimin-
                        FVSW         KCI         DEMI        JLP        SWC          SWCI        Total       ations       Total
                        ----         ---         ----        ---        ---          ----        -----       ------       -----
Long Term
---------
 Pre-Petition Long
   Term Debt                      32,180,761                                                   32,180,761                32,180,761
 Post-Petition Long
   Term Debt                                                                                            0                         0
 Accrued OPEB Cost       33,000  109,170,099               1,620,194   9,404,199              120,227,492               120,227,492
 Accrued Pension Cost              1,953,986                                                    1,953,986                 1,953,986
 Pre-Petition
   Accrued
   Expenses-
   Exhibit I                  0   11,096,137   3,573,908           0           0          0    14,670,045            0   14,670,045
 Post-Petition
   Accrued
   Expenses-
   Exhibit J                  0      735,709     (26,088)          0           0          0       709,621            0      709,621
                     --------------------------------------------------------------------------------------------------------------
   Total Long Term
    Liabilities          33,000  155,136,692   3,547,820   1,620,194   9,404,199          0   169,741,905            0  169,741,905
                     --------------------------------------------------------------------------------------------------------------

Preferred Stock                    2,112,000                                                    2,112,000                 2,112,000
---------------      --------------------------------------------------------------------------------------------------------------

 STOCKHOLDERS'
   EQUITY (DEFICIT)
 Common Stock            10,000   10,798,251           6   2,246,866   5,619,274      1,000    18,675,397   (7,877,145)  10,798,252
 Additional Paid-In
   Capital                        38,160,948                          27,579,007               65,739,955  (27,579,007)  38,160,948
 Accumulated Deficit  3,411,771 (102,842,581)  5,453,769 (19,767,226) 83,472,105  1,977,560   (28,294,602) (39,274,975) (67,569,577)
 Treasury Stock                      (12,125)                        (33,557,453)             (33,569,578)  33,557,453      (12,125)
                     --------------------------------------------------------------------------------------------------------------
   Total
    Stockholders'
    Equity (Deficit)  3,421,771  (53,895,507)  5,453,775 (17,520,360) 83,112,933  1,978,560    22,551,172  (41,173,674) (18,622,502)
                     --------------------------------------------------------------------------------------------------------------

   Total Liabilities
    & Stockholders'
    Equity (Deficit)   $701,075 $339,719,084 $14,909,793          $0 $11,306,010   $491,887  $367,127,849 ($56,393,826)$310,734,023
                     ===============================================================================================================

Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.
Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

                                   EXHIBIT E
                              OTHER CURRENT ASSETS

                                                                                                 Sub        Elimin-
                                 FVSW        KCI         DEMI       JLP        SWC      SWCI    Total       ations        Total
                                 ----        ---         ----       ---        ---      ----    -----       ------        -----
Interest Receivable                $844                                                            $844                     $844
Note Receivable                  75,000                                                          75,000                   75,000
Intercompany Receivable                   2,016,872  14,909,793             340,151          17,266,816  (15,220,152)  2,046,664
Short Term Investments                       20,428                                              20,428                   20,428
Receivable From EB Plans                      4,320                                               4,320                    4,320
Stop Loss Receivable                          8,999                                               8,999                    8,999
Security Deposit                                500                                                 500                      500
                             ----------------------------------------------------------------------------------------------------
                                $75,844  $2,051,119 $14,909,793      $0    $340,151      $0 $17,376,907 ($15,220,152) $2,156,755
                             ====================================================================================================

                                    EXHIBIT F
                             OTHER LONG TERM ASSETS

                                                                                                 Sub        Elimin-
                                 FVSW        KCI         DEMI       JLP     SWC      SWCI       Total       ations        Total
                                 ----        ---         ----       ---     ---      ----       -----       ------        -----
Note Receivable                $115,000                                                        $115,000                 $115,000
Rail Cars                                   368,866                                             368,866                  368,866
Investment in Sherman
  Wire Corp.                             38,915,803                                          38,915,803  (38,915,803)          0
Investment in Fox
  Valley Steel & Wire                        10,000                                              10,000      (10,000)          0
Investment in Sherman
  Wire of Caldwell Inc.                       1,000                                               1,000       (1,000)          0
Investment in J.L.
  Prescott/DEMI                                                           2,246,871           2,246,871   (2,246,871)          0
Long Term Insurance
  Receivable                                323,250                                             323,250                  323,250
Deposits                                      4,800                                               4,800                    4,800
                             ----------------------------------------------------------------------------------------------------
                               $115,000 $39,623,719          $0      $0  $2,246,871      $0 $41,985,590 ($41,173,674)   $811,916
                             ====================================================================================================

                                    EXHIBIT G
                     PRE-PETITION ACCRUED EXPENSES - CURRENT

                                                                                                     Sub      Elimin-
                                 FVSW        KCI        DEMI      JLP         SWC      SWCI         Total     ations     Total
                                 ----        ---        ----      ---         ---      ----         -----     ------     -----
Income Taxes                     $3,183                $35,632 ($36,000)    ($70,091)              ($67,276)            ($67,276)
Worker Comp Exp                            3,647,313                            (168)             3,647,145            3,647,145
Missar Pension                                     0                          19,935                 19,935               19,935
Unclaimed Property                             6,487                          17,540                 24,027               24,027
Abandoned Real Estate Exp                          0                         658,744                658,744              658,744
Legal and Professional Fees                  296,879                         487,932                784,811              784,811
Self-Insurance Liability                   2,726,435                       5,050,166              7,776,601            7,776,601
Pensions                                           0                          15,704                 15,704               15,704
Salaries/Wages                                77,616                          47,300                124,916              124,916
Holiday Pay/Vacations                        710,658                         127,854                838,512              838,512
FICA - Employer                                    0                           3,257                  3,257                3,257
Federal Unemployment Taxes                         0                           3,397                  3,397                3,397
State Unemployment Taxes                           0                          20,577                 20,577               20,577
Defined Contribution Plan                  1,321,074                          28,615              1,349,689            1,349,689
Medical Insurance                             86,560                          88,737   16,419       191,716              191,716
Utilities                                          0                           5,049     (110)        4,939                4,939
Volume Incentive Plan                              0                          72,000                 72,000               72,000
Property Tax                                       0                          32,865    5,973        38,838               38,838
Sales/Use Tax                                      0                           8,124    1,800         9,924                9,924
Customer Overpayments                              0                          50,843                 50,843               50,843
Other - Plant Shut-Down                            0                                   40,000        40,000               40,000
Goods received not invoiced                        0                                                      0                    0
Unearned Revenue                                   0                                                      0                    0
Sales Rebates/Discounts                    1,204,596                                              1,204,596            1,204,596
Manufacturing Misc                                 0                                                      0                    0
EPA                                        7,926,253                                              7,926,253            7,926,253
Medical Insurance                            951,800                                                951,800              951,800
Accrued State Franchise Tax                  206,742                                                206,742              206,742
Accrued Bank Service Charge                   (9,925)                                                (9,925)              (9,925)
Accrued Interest                             454,639                                                454,639              454,639
Accrued travel                                40,223                                                 40,223               40,223
Accrued taxes - other                         34,176                                                 34,176               34,176
                                ----------------------------------------------------------------------------------------------------
                                 $3,183  $19,681,526   $35,632 ($36,000)  $6,668,380  $64,082   $26,416,803      $0  $26,416,803
                                ====================================================================================================

                                    EXHIBIT H
                    POST PETITION ACCRUED EXPENSES - CURRENT

                                                                                                  Sub        Elimin-
                                 FVSW        KCI            DEMI      JLP     SWC     SWCI        Total       ations      Total
                                 ----        ---            ----      ---     ---      ----       -----       ------      -----
Abandoned Real Estate Exp                        154                          22,000                 22,154               22,154
Pensions                                           0                          41,091                 41,091               41,091
Salaries/Wages                             1,261,877                          13,109              1,274,986            1,274,986
Holiday Pay/Vacations                      3,086,111                          17,020              3,103,131            3,103,131
Defined Contribution Plan                    830,137                          29,518                859,655              859,655
Medical Insurance                            182,033                          21,422   (2,447)      201,008              201,008
Utilities                                    187,453                          74,161    1,313       262,927              262,927
Legal                                        101,565                            (519)               101,046              101,046
Professional Fees                            169,516                                                169,516              169,516
Goods Received Not Invoiced                1,672,769                                              1,672,769            1,672,769
Worker's Compensation                        361,965                                                361,965              361,965
Unearned Revenue                              28,268                                                 28,268               28,268
Sales Rebates/Discounts                      970,379                                                970,379              970,379
Abanondon Property                                 0                                                      0                    0
Miscellaneous                              1,836,260                          25,018              1,861,278            1,861,278
Accrued Bank Service Charge                   12,344                                                 12,344               12,344
Accrued Self-Insurance Losses                141,824                                                141,824              141,824
Accrued Interest                             396,778                                                396,778              396,778
Accrued Travel                                     0                                                      0                    0
Accrued Profit Sharing                       390,177                                                390,177              390,177
Accrued Management Fees                      192,981                                                192,981              192,981
                                ----------------------------------------------------------------------------------------------------
                                     $0  $11,822,591        $0       $0     $242,820  ($1,134)  $12,064,277      $0  $12,064,277
                                ====================================================================================================

                                    EXHIBIT I
                    PRE-PETITION ACCRUED EXPENSES - LONG TERM

                                                                                                  Sub        Elimin-
                                 FVSW        KCI            DEMI      JLP     SWC     SWCI        Total       ations      Total
                                 ----        ---            ----      ---     ---      ----       -----       ------      -----
Environmental                              3,127,000     3,573,908                                6,700,908            6,700,908
Workmans Compensation                      1,846,775                                              1,846,775            1,846,775
Accrued Deferred Interest Exp.               781,715                                                781,715              781,715
L/T Deferred Compensation                     15,660                                                 15,660               15,660
Long Term Disability                          32,987                                                 32,987               32,987
L/T Deferred Tax Liability                 5,292,000                                              5,292,000            5,292,000
                                                                                                          0                    0
                                ----------------------------------------------------------------------------------------------------
                                     $0  $11,096,137    $3,573,908   $0           $0       $0   $14,670,045      $0  $14,670,045
                                ====================================================================================================

                                    EXHIBIT J
                   POST PETITION ACCRUED EXPENSES - LONG TERM

                                                                                                  Sub        Elimin-
                                 FVSW        KCI            DEMI      JLP     SWC     SWCI        Total       ations      Total
                                 ----        ---            ----      ---     ---      ----       -----       ------      -----
Workmans Compensation                       $734,617                                               $734,617             $734,617
Long Term Disability                           1,092                                                  1,092                1,092
Environmental                                              (26,088)                                 (26,088)             (26,088)
                                                                                                          0                    0
                                                                                                          0                    0
                                                                                                          0                    0
                                                                                                          0                    0
                                ----------------------------------------------------------------------------------------------------
                                     $0     $735,709      ($26,088)  $0       $0           $0      $709,621      $0     $709,621
                                ====================================================================================================

                                    EXHIBIT M
                        POST PETITION ACCRUED OTHER TAXES

                                                                                                  Sub        Elimin-
                                 FVSW        KCI            DEMI      JLP     SWC     SWCI        Total       ations      Total
                                 ----        ---            ----      ---     ---      ----       -----       ------      -----
FICA - Employer                            ($181,232)                            642              ($180,590)           ($180,590)
Federal Unemployment Taxes                         0                          (3,203)                (3,203)              (3,203)
State Unemployment Taxes                           0                         (18,906)               (18,906)             (18,906)
Property Tax                                 274,209                          60,989    1,881       337,079              337,079
Sales/Use Tax                                    967                           2,823                  3,790                3,790
Accrued State Franchise Tax                  (90,807)                                               (90,807)             (90,807)
Miscellaneous                                (39,263)                                               (39,263)             (39,263)
                                ----------------------------------------------------------------------------------------------------
                                     $0     ($36,126)           $0   $0      $42,345   $1,881        $8,100      $0       $8,100
                                ====================================================================================================

                                     Page 8